Leases	12 Months Ended
Dec. 31, 2011
Leases

7. Leases

Substantially all of the Group’s restaurants are operated under leased properties. All lease contracts are classified as operating leases. The Group does not consider any one of these individual leases material to the Group’s operations. Initial lease terms are generally for five to ten years and, in many cases, provide for the lessee’s renewal options. Certain leases require contingent rent, determined as a percentage of sales as defined by the terms of the applicable lease agreement.

Deferred rent represents the differences between actual rental payments and the recognition of rental expenses on straight-line basis for lease arrangements that contain scheduled escalated lease payments. The deferred rent balance was RMB9,295 and RMB16,368 ($2.6 million) as of December 31, 2010 and 2011, respectively. Such deferred balances are amortized when actual rental payments exceed the straight-line rental expenses in the later portion of the lease terms. The balances of security deposits for leases were RMB10,020 and RMB16,695 ($2.7 million) as of December 31, 2010 and 2011, respectively and are expected to be fully recovered at the end of leases.

(a) Minimum rent commitments under non-cancelable operating leases at December 31, 2011 were as follows:

Years Ending December 31,	RMB
2012	108,892
2013	104,225
2014	101,100
2015	96,443
2016	86,665
Thereafter	182,963

Total minimum lease payments	680,288

(b) Total rent expense on operating leases, including contingent rent, was as follows:

	For Years Ended December 31,
	2009	2010	2011
	RMB
Minimum rent on real property	36,381	62,579	93,811
Contingent rent	2,165	2,790	4,213

Total	38,546	65,369	98,024